UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 2, 2022 (February 16, 2022)

Date of Report (Date of earliest event reported)

SLINGER BAG INC.

(Exact name of registrant as specified in its charter)

Nevada	333-214463	61-1789640
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2709 N. Rolling Road, Suite 138

Windsor Mill, MD

21244

(Address of principal executive offices, including Zip Code)

(443) 407-7564

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on form 8-K/A (this “Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed by Slinger Bag Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on February 22, 2022 (the “Original Report”). In the Original Report, the Company disclosed that, pursuant to a deed of adherence entered into on February 16, 2022 by and among the Company, PlaySight Interactive Ltd (“PlaySight”), Rohit Krishnan in his capacity as the Shareholder Representative (as defined in the merger agreement (the “Agreement”) dated October 6, 2021 by and among the Company, the Shareholder Representative and PlaySight) and SB Merger Sub Ltd., a private company formed under the laws of the State of Israel and a wholly owned subsidiary of the Company (“Merger Sub”), Merger Sub joined in the Agreement and undertook to and covenanted with the other parties to the Agreement to observe, perform and be bound by the terms of the Agreement.

This Amendment is being filed to provide the financial statements of the business acquired and the pro forma financial information required by Item 9.01(b) of Form 8-K that were excluded from the Original Report. Except as set forth herein, this Amendment does not amend, modify or update the Original Report.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The historical consolidated financial statements of PlaySight as of and for the years ended December 31, 2021 and 2020 are filed as Exhibit 99.1 to this Amendment and are incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial information, including the unaudited pro forma condensed combined balance sheet as of January 31, 2022, the unaudited pro forma condensed combined statement of operations for the nine months ended January 31, 2022, the unaudited pro forma condensed combined statement of operations for the year ended April 30, 2021 and related notes showing the pro forma effects of the transaction are filed as Exhibit 99.2 to this Amendment and are incorporated herein by reference. This pro forma financial information is provided for illustrative purposes only and does not purport to represent what the Company’s financial position or results of operations would have been if the transaction had been consummated on the dates indicated, nor are they necessarily indicative of what the financial position or results of operations of the Company will be in future periods.

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Audited financial statements and the related notes thereto of PlaySight for the years ended December 31, 2021 and 2020

99.2

Unaudited pro forma condensed combined financial information of the Company, which includes the unaudited pro forma condensed combined balance sheet as of January 31, 2022, the unaudited pro forma condensed combined statement of operations for the nine months ended January 31, 2022, and the unaudited pro forma condensed combined statement of operations for the year ended April 30, 2021

23.1	Consent of Halperin Ilanit

23.2	Consent of Kost Forer Gabbay & Kasierer

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Slinger Bag inc.
a Nevada corporation

Dated: May 2, 2022	By:	/s/ Mike Ballardie
Chief Executive Officer

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